SUBSCRIPTION AGREEMENT November 13, 2023 BlackBerry Limited 2200 University Avenue East Waterloo, Ontario Canada N2K 0A7 Dear Sirs/Mesdames: This agreement (the “Agreement”) is further to recent discussions regarding a transaction pursuant to which various controlled affiliates of Fairfax Financial Holdings Limited as set out in Schedule A to this Agreement (collectively, the “Purchasers” and each a “Purchaser”), will subscribe for, and BlackBerry Limited (“BlackBerry”) will issue to the Purchasers, the principal amount set out beside their names on Schedule A of 1.75% extendable subordinated convertible unsecured debentures of BlackBerry (the “Debentures”) substantially in the form attached as Schedule B on a private placement basis, for an aggregate subscription price of U.S.$150,000,000 (the “Purchase Price”), following the maturity of the outstanding 1.75% convertible unsecured debentures of BlackBerry issued on September 1, 2020 (the “Existing Debentures”) (collectively, the “Transaction”). Any portion of the principal amount of the Debentures outstanding will be convertible into common shares of BlackBerry (the “Underlying Common Shares”) in accordance with the terms of the Debentures. This Agreement sets out the terms and conditions upon which, for good and valuable consideration, BlackBerry and the Purchasers (collectively, the “parties”) agree to complete the Transaction. 1. Purchase of the Debentures. The Purchasers hereby subscribe for and agree to purchase from BlackBerry, and BlackBerry hereby agrees to issue or cause to be issued to the Purchasers on the Closing Date, that principal amount of Debentures as is set out beside their names on Schedule A for aggregate consideration equal to such principal amount, on the terms and conditions set forth in this Agreement. 2. Mutual Conditions of Closing. The Purchasers’ obligations to purchase the applicable principal amount of Debentures from BlackBerry and BlackBerry’s obligation to issue and sell the applicable principal amount of Debentures to the Purchasers is subject to the fulfilment of each of the following conditions, which conditions are for the mutual benefit of the Purchasers and BlackBerry and may be waived only by the mutual consent of the Purchasers and BlackBerry: (a) prior to the issuance and purchase of the Debentures, payment due upon maturity of the Existing Debentures on November 13, 2023 will have been received by the Purchasers;

- 2 - (b) the Toronto Stock Exchange (“TSX”) shall have approved the issuance of the Debentures and the listing of the Underlying Common Shares and the New York Stock Exchange (“NYSE”) shall have approved the listing of the Underlying Common Shares, in each case subject only to the satisfaction of customary listing conditions, and without the requirement to seek the approval of the shareholders of BlackBerry; (c) there shall not be in effect any applicable domestic or foreign federal, national, state, provincial or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, notice, order, injunction, judgment, decree, ruling or other similar requirement enacted, made, issued, adopted, promulgated or applied by a Governmental Authority (collectively, “laws”) that makes the consummation of the Transaction illegal or otherwise prohibits or enjoins any party from consummating the Transaction, or that is made in connection with the Transaction and imposes any material restrictions, limitations or conditions on any of the parties; and (d) no Governmental Authority shall have commenced any action or proceeding to enjoin the issuance and sale of the Debentures to the Purchasers pursuant to this Agreement or to suspend or cease or stop trading of securities of BlackBerry, and no Governmental Authority shall have given written notice to any party of its intention to commence any such action or proceeding. 3. Conditions of Closing for the Benefit of BlackBerry. The Purchasers acknowledge and agree that BlackBerry’s obligation to issue and sell the Debentures to the Purchasers is subject to the fulfilment of each of the following conditions, which conditions are for the exclusive benefit of BlackBerry and may be waived, in whole or in part, by BlackBerry in its sole discretion: (a) the representations, warranties and acknowledgements of the Purchasers set forth in this Agreement shall be true and correct in all material respects as at the Closing Date, with the same force and effect as if made as at the Closing Date (except for representations, warranties and acknowledgements made as of a specified date, the accuracy of which shall be determined as of that specified date, and except in each case, for those representations, warranties and acknowledgements that are subject to a materiality qualification, which must be true and correct in all respects); and (b) all covenants of the Purchasers under this Agreement to be performed prior to the Closing shall have been duly performed in all material respects. 4. Conditions of Closing for the Benefit of the Purchasers. BlackBerry acknowledges and agrees that the Purchasers’ obligations to purchase the Debentures from BlackBerry are subject to the fulfilment of each of the following conditions, which conditions are for the exclusive benefit of the Purchasers and may be waived, in whole or in part, by the Purchasers in their sole discretion: (a) the representations and warranties of BlackBerry set forth in this Agreement shall be true and correct in all material respects as at the Closing Date, with the same

- 3 - force and effect as if made by BlackBerry as at the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date, and except in each case, for those representations and warranties that are subject to a materiality or Material Adverse Effect qualification, which must be true and correct in all respects); (b) all covenants of BlackBerry to be performed under this Agreement shall have been duly performed in all material respects; (c) from and including the date hereof up to and including the Closing Date, there shall not have occurred a Material Adverse Effect; (d) the Purchasers shall have received a legal opinion addressed to the Purchasers in form and substance satisfactory to the Purchasers and their counsel, acting reasonably, dated the Closing Date, from counsel to BlackBerry (who may rely, as to matters of fact, on certificates of public officials and officers of BlackBerry) with respect to the following matters: (i) that BlackBerry is a corporation existing under the laws of Ontario and has the corporate power to enter into and perform its obligations under this Agreement, and has the corporate power and capacity to own or hold its properties and to conduct the businesses carried on by it; (ii) as to the authorized share capital of BlackBerry; (iii) that the execution and delivery of and performance by BlackBerry of this Agreement has been authorized by all necessary corporate action on the part of BlackBerry; (iv) that this Agreement has been duly executed and delivered by BlackBerry, and constitutes a legal, valid and binding agreement of BlackBerry enforceable against it in accordance with its terms, subject to customary qualifications; (v) that neither the execution and delivery of this Agreement or the Debentures, nor the performance by BlackBerry of its obligations hereunder or thereunder, will conflict with or result in any breach of the constating documents or by-laws of BlackBerry; (vi) that the issuance of the Debentures has been authorized by all necessary corporate action on the part of BlackBerry, that the Debentures have been duly executed and delivered by BlackBerry and that subject to receipt of payment in full for them, the Debentures will be legal, valid and binding agreements of BlackBerry enforceable against it in accordance with their terms, subject to customary qualifications; (vii) that the Underlying Common Shares have been validly authorized for issuance by BlackBerry and upon the conversion of the Debentures in accordance with the terms and conditions of the Debentures, and when issued, will be validly issued and outstanding as fully paid Common Shares;

- 4 - (viii) that the issuance and sale by BlackBerry of the Debentures to the Purchasers in accordance with this Agreement is exempt from the prospectus and registration requirements of applicable securities laws in Ontario and no documents are required to be filed by BlackBerry (other than customary private placement reports accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the applicable securities laws in Ontario to permit such issuance and sale; (ix) no filing, proceeding, approval, consent or authorization is required to be made, taken or obtained under the laws of Ontario to permit the issuance by BlackBerry of the Underlying Common Shares upon the conversion of the Debentures in accordance with the terms and conditions of the Debentures to the holders of the Debentures; (x) the first trade of the Debentures in Ontario will not be a distribution or otherwise subject to the prospectus and registration requirements of applicable securities laws in Ontario if: (A) BlackBerry is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding such first trade; (B) at the time of the first trade, at least four months have elapsed from the date of distribution of the Debentures; (C) the certificates representing the Debentures carry a legend as required by Section 2.5(2)3(i) of National Instrument 45-102 - Resale of Securities (“NI 45-102”); (D) the trade is not a “control distribution” as defined in NI 45-102; (E) no unusual effort is made to prepare the market or to create a demand for the Debentures subject to such trade and no extraordinary commission or consideration is paid to a person or company in respect of the trade; and (F) if the seller of the Debentures is an “insider” or “officer” of BlackBerry (as those terms are defined in applicable securities laws), the seller has no reasonable grounds to believe that BlackBerry is in default of any requirement of securities legislation; and (xi) the first trade by a holder of Underlying Common Shares upon the conversion of the Debentures in accordance with the terms and conditions of the Debentures will not be a distribution or otherwise subject to the prospectus and registration requirements of applicable securities laws in Ontario, and no filing, proceeding, approval, consent or authorization will be required to be made, taken or obtained under the laws of Ontario to permit such trade or distribution, through investment dealers or brokers, if required, registered under the applicable legislation of Ontario who have complied with the relevant provisions of such legislation.

- 5 - 5. Delivery and Payment. The closing of the issuance of the Debentures (the “Closing”) will, subject to the satisfaction or waiver of each of the conditions set forth in Sections 2, 3 and 4 of this Agreement, will be completed remotely on or before November 17, 2023 (such date, the “Closing Date”), at 10:00 a.m. (Toronto time) via electronic transmission of documents (such as by use of PDF) at the offices of Torys LLP, 79 Wellington Street West, Toronto, Ontario, M5K 1N2; or at such other time and date as may be agreed upon orally or in writing by the parties. 6. Covenants (1) The Purchasers shall deliver or cause to be delivered to BlackBerry at or prior to Closing by electronic means: (a) all documentation as may be required from the Purchasers by applicable securities laws (including the rules and requirements of the TSX and NYSE, as applicable) in connection with the purchase by the Purchasers of the Debentures; (b) wire transfers by or on behalf of the respective Purchasers in immediately available United States funds to an account designated by BlackBerry in writing at least one Business Day prior to Closing, in the aggregate amount of the subscription price for the Debentures being purchased by such Purchaser; and (c) a certificate of each Purchaser, signed on behalf of such Purchaser, without personal liability, by a senior officer of such Purchaser, addressed to BlackBerry and dated the Closing Date certifying that (i) the representations, warranties and acknowledgements of such Purchaser set forth in this Agreement which are qualified by materiality are true and correct in all respects as at the Closing Date, with the same force and effect as if made by the Purchaser as at the Closing Date (except to the extent that such representations, warranties and acknowledgements expressly speak of an earlier date, in which event, such representations, warranties and acknowledgements shall be true and correct as of such earlier date), (ii) all other representations, warranties and acknowledgements of such Purchaser set forth in this Agreement are true and correct in all material respects as at the Closing Date, with the same force and effect as if made by such Purchaser as at the Closing Date (except to the extent that such representations, warranties and acknowledgements expressly speak of an earlier date, in which event, such representations, warranties and acknowledgements shall be true and correct in all material respects as of such earlier date), and (iii) such Purchaser has performed in all material respects its obligations under this Agreement required to be performed on or prior to the Closing Date. (2) At or prior to Closing, BlackBerry shall: (a) deliver or cause to be delivered to the Purchasers or Hamblin Watsa Investment Counsel Ltd. (“HWIC”) in its capacity as investment manager for the Purchasers: (i) one or more certificates representing the Debentures registered in the name of each Purchaser or as such Purchaser may designate against

- 6 - satisfaction of the subscription price for the Debentures being purchased as contemplated in Section 6(1)(b) of this Agreement; (ii) a certificate of BlackBerry, signed on behalf of BlackBerry, without personal liability, by a senior officer of BlackBerry, addressed to the Purchasers and dated the Closing Date certifying that (A) the representations and warranties of BlackBerry set forth in this Agreement which are qualified by materiality or Material Adverse Effect are true and correct in all respects as at the Closing Date, with the same force and effect as if made by BlackBerry as at the Closing Date (except to the extent that such representations and warranties expressly speak of an earlier date, in which event, such representations and warranties shall be true and correct as of such earlier date), (B) all other representations and warranties of BlackBerry set forth in this Agreement are true and correct in all material respects as at the Closing Date, with the same force and effect as if made by BlackBerry as at the Closing Date (except to the extent that such representations and warranties expressly speak of an earlier date, in which event, such representations and warranties shall be true and correct in all material respects as of such earlier date), (C) BlackBerry has performed in all material respects its obligations under this Agreement required to be performed on or prior to the Closing Date, and (D) since the date hereof, there has not occurred a Material Adverse Effect; (iii) certified copies of (A) the articles and by-laws of BlackBerry and each Guarantor, and (B) all resolutions of the board of directors of BlackBerry approving the entering into and completion of the transactions contemplated by this Agreement; (iv) a certificate of Computershare Investor Services Inc. confirming the issued and outstanding Common Shares; (v) evidence satisfactory to the Purchasers of the approval of the listing and posting for trading on the TSX and NYSE of the Underlying Common Shares subject only to the satisfaction by BlackBerry of customary listing conditions, which conditions shall not include a requirement of shareholder approval prior to the issuance of the Debentures; (vi) the Guarantees executed by the Guarantors; and (vii) the opinion contemplated in Section 4(d) of this Agreement; and (b) pay, or cause to be paid, to HWIC an amount equal to all the reasonable and documented legal fees and expenses incurred by HWIC in connection with this Agreement and the Transaction, including all reasonable fees, disbursements and taxes of McCarthy Tétrault LLP and Shearman & Sterling LLP. 7. Outside Date. The Purchasers and BlackBerry agree that if Closing has not occurred on or prior to November 24, 2023 (the “Outside Date”), then the Purchasers or BlackBerry may terminate this Agreement, except that the right to terminate this Agreement will not be available to a party

- 7 - whose breach of this Agreement has been the cause of, or resulted in, the failure of Closing to occur by such date. If this Agreement is properly terminated pursuant to the foregoing, then there shall be no further liability of the parties hereunder. Nothing in this Section 7 will relieve any party from liability for any breach of this Agreement. 8. Mutual Covenant regarding Closing. Subject to the terms and conditions of this Agreement, the Purchasers and BlackBerry shall use their reasonable commercial efforts, on a cooperative basis, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the Transaction as soon as practicable, including: (a) BlackBerry using its reasonable commercial efforts to obtain and maintain all approvals, clearances, consents, registrations, permits, authorizations, notices and other confirmations required to be obtained from any domestic or foreign federal, provincial, state, municipal or other governmental department, court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including any securities regulatory authority, the NYSE and the TSX (each, a “Governmental Authority”) or other third party including any person or entity exercising governmental powers that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement (the “Approvals”); (b) BlackBerry preparing and filing as promptly as practicable all necessary documents, registrations, statements, petitions, filings and applications for the Approvals; and (c) BlackBerry or the Purchasers, as the case may be, using reasonable commercial efforts to oppose, lift or rescind any injunction or restraining or other order or notice seeking to stop, or otherwise adversely affecting its ability to consummate, the Transaction or imposing any material restrictions, limitations or conditions on the parties or the Transaction. The parties shall co-operate in the preparation of any application for the Approvals and any other orders, clearances, consents, notices, rulings, exemptions, certificates, no-action letters and approvals reasonably deemed by either the Purchasers or BlackBerry to be necessary to discharge their respective obligations under this Agreement or otherwise advisable under applicable laws in connection with the Transaction. Subject to applicable laws, the parties shall cooperate with and keep each other fully informed as to the status of and the processes and proceedings relating to obtaining the Approvals and any other actions or activities pursuant to this Section 8, and shall promptly notify each other of any material communication from any Governmental Authority in respect of the Transaction or this Agreement, and shall not make any submissions, correspondence or filings, or participate in any communications or meetings with any Governmental Authority in respect of any filings, investigations or other inquiries or proceedings related to the Transaction or this Agreement unless it consults with the other parties in advance and, to the extent not precluded by such Governmental Authority, gives the other parties the opportunity to review drafts of, and provides final copies of, any submissions, correspondence or filings, and to attend and participate in any communications or meetings.

- 8 - 9. Purchasers’ Acknowledgements. The Purchasers’ covenant to execute and deliver all documentation as may be required to be executed and delivered by them pursuant to applicable securities laws in connection with the Transaction. The Purchasers acknowledge that: (a) BlackBerry is required to file a report of trade with all applicable Canadian securities regulators containing personal information about the Purchasers. This report of trade will include the full name, residential address and telephone number of the Purchasers, the number and type of purchased securities, the Purchase Price, the date of the Closing and the prospectus and registration exemption relied upon under applicable securities laws to complete such purchase. In Ontario, this information is collected indirectly by the Ontario Securities Commission under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation in Ontario. The Purchasers may contact the Inquiries Officer at 20 Queen Street West, 22nd Floor, Toronto, Ontario, M5H 3S8 or by telephone at (416) 593-8314 for more information regarding the indirect collection of such information by the Ontario Securities Commission. BlackBerry may also be required pursuant to applicable securities laws to file this Agreement on the System for Electronic Document Analysis and Retrieval Plus (“SEDAR +”) and/or with the U.S. Securities and Exchange Commission (the “SEC”) on its Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”). By completing this Agreement, the Purchasers authorize the indirect collection of the information described in this Section 9(a) by all applicable securities regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable securities regulators and (ii) the filing of this Agreement on SEDAR + and/or EDGAR; (b) the Debentures and the Underlying Common Shares are subject to resale restrictions under applicable Canadian and U.S. securities laws, and it is the responsibility of such Purchaser to comply with such restrictions before selling the Debentures or the Underlying Common Shares; (c) the certificates representing the Debentures and the Underlying Common Shares will bear restrictive legends as set forth therein; (d) the offer and sale of the Debentures and the Underlying Common Shares have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and the Debentures and the Underlying Common Shares may not be offered or sold in the United States or to U.S. persons unless the offer and sale are registered under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act is available; (e) the Debentures are being offered and sold to the Purchasers on a “private placement” basis; (f) they are not purchasing the Debentures as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or

- 9 - broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; (g) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Debentures; (h) there is no government or other insurance covering the Debentures; (i) they have had access to and have had the opportunity to review Blackberry’s public filings on EDGAR, including, without limitation, the Blackberry Public Documents (as defined below), and such additional information, if any, concerning BlackBerry as they have considered necessary in connection with their investment decision to acquire the Debentures and the underlying Common Shares, and have had the opportunity to ask questions of Blackberry concerning any information that they consider necessary in making an informed investment decision to acquire the Debentures and the Underlying Common Shares; (j) they have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Debentures and the Underlying Common Shares and are able to bear the economic risks of such investment; and (k) there are risks associated with the purchase of the Debentures. 10. Purchasers’ Representations and Warranties. The Purchasers hereby each make the following representations and warranties with respect to itself to BlackBerry, and acknowledges that BlackBerry is relying upon such representations and warranties, as well as the Purchasers’ acknowledgements in Section 9 hereof, in connection with the issue and sale of the Debentures, that: (a) Organization and Good Standing. As of the date hereof and as of the Closing Date, it is a corporation, limited liability company or other entity duly incorporated, established, or organized and validly existing under the jurisdiction of its organization. (b) Due Authorization. As of the date hereof and as of the Closing Date, (i) the execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby are within their respective corporate, trust or other governing powers and have been duly authorized, and no other corporate, trust or other proceedings required by the constating documents of the Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby; and (ii) this Agreement has been duly executed and delivered by the Purchaser and when duly executed and delivered by each of the other parties hereto, this Agreement will constitute a legal, valid and binding agreement of the Purchaser enforceable against it in accordance with its terms, except in each case as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

- 10 - (c) Governmental Authorization. As of the date hereof and as of the Closing Date, the execution, delivery and performance by the Purchasers of this Agreement and the consummation by the Purchasers of the transactions contemplated hereby, require no action by or in respect of, or filing with or approval from, or consent or authorization from, any Governmental Authority, other than (i) filings under applicable securities laws; and (ii) any actions, filings or approvals the absence of which would not reasonably be expected to materially impair the ability of it to complete the Transaction on or prior to the Outside Date. (d) Non-Contravention. As of the date hereof and as of the Closing Date, the execution, delivery and performance by the Purchasers of this Agreement and the consummation by the Purchasers of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of (A) the articles of incorporation, by-laws or resolutions of the shareholders or directors (or any committee thereof) of the Purchasers, or (B) in the case where a Purchaser is not a corporation, its declaration of trust or other constating document under which such Purchaser has been established or organized, or any resolutions of the board, trustees or other body named in such constating document as performing a similar function as a board of a corporation or as trustees of a trust, or of a committee thereof, (ii) assuming compliance with the matters referred to in paragraph (c) above, contravene, conflict with or result in a violation or breach of any provision of any applicable law, or (iii) require any consent or other action by any person under, or constitute, with or without notice or lapse of time or both, a breach of any material contract to which it is a party or by which it or any of its properties or assets may be bound, with such exceptions, in the case of each of clauses (ii) and (iii) above, as would not be reasonably expected to adversely affect the ability of the Purchasers to consummate the transactions contemplated hereby on or prior to the Outside Date. (e) Principal. Each Purchaser is purchasing, or is deemed by Section 2.4(4) of NI 45-106 to be purchasing, the Debentures as principal. (f) Offering Memorandum. It has not been provided with an offering memorandum (as defined in any applicable Canadian securities laws) or any similar document in connection with its subscription for the Debentures, and the decision to execute this Agreement and to purchase the Debentures has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of BlackBerry, other than such written representations as are expressly contained in this Agreement. (g) Investment Purposes. The Purchasers are purchasing the Debentures for investment purposes only and not with a view to any resale, distribution or other disposition of the Debentures or the Underlying Common Shares in violation of applicable securities laws, and not in a transaction or series of transactions involving a purchase and sale or a repurchase and resale in the course of or incidental to a distribution. (h) Purchaser Status. Either (i) the Purchaser is not a person within the United States or a “U.S. Person” (as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act), the Debentures were not offered to the Purchaser in the United States and this Agreement has not been signed by the Purchaser in

- 11 - the United States or (ii) the Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act. 11. Representations and Warranties of BlackBerry. BlackBerry represents and warrants to the Purchasers, and acknowledges that the Purchasers are relying upon such representations and warranties in purchasing the Debentures, that: (a) Organization and Good Standing. As of the date hereof and as of the Closing Date, each of BlackBerry and its subsidiaries has been duly created, incorporated, amalgamated or organized and is validly existing and in good standing and up to date in all corporate filings under the laws of its respective jurisdictions of organization, is duly qualified to do business in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses currently and customarily carried on by it, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. As of the date hereof, the subsidiaries listed on page 4 of BlackBerry’s Annual Report on Form 10-K dated March 31, 2023 are the only subsidiaries of BlackBerry material to the business, earnings, assets, condition (financial or otherwise), liabilities, results of operations or business prospects of BlackBerry and its subsidiaries, taken as a whole. (b) Capitalization. As of September 26, 2023, there were 583,708,105 Common Shares, no Class A common shares and no preference shares issued and outstanding and since August 31, 2023 to the date hereof, no Common Shares have been issued or become issuable other than pursuant to BlackBerry’s equity incentive plans or executive inducement equity awards. As of the date hereof and as of the Closing Date, (i) BlackBerry’s authorized share capital consists of an unlimited number of Common Shares, an unlimited number of Class A common shares and an unlimited number of preference shares, issuable in series; (ii) all the outstanding shares of capital stock or other equity interests of BlackBerry and of each subsidiary of BlackBerry have been duly and validly authorized and issued and are fully paid and non-assessable; (iii) all the outstanding shares of capital stock or other equity interests of each subsidiary of BlackBerry (including each of the subsidiaries of BlackBerry reflected in the BlackBerry Public Documents) are owned directly or indirectly by BlackBerry, in each case, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer (except as may be set out in the constating documents of each subsidiary of BlackBerry or liens, charges, or encumbrances, that have been publicly disclosed) or any other claim of any third party, in each case, except (A) as publicly disclosed by BlackBerry or (B) as would not result in a Material Adverse Effect; (iv) other than the Existing Debentures, and other than the Debentures or in connection with the Debentures there are no securities convertible into, or exchangeable or exercisable for, or other rights to acquire from BlackBerry, Common Shares of BlackBerry or other equity interests in BlackBerry, other than (A) as disclosed or referred to the audited consolidated financial statements and the related notes thereto of BlackBerry and its consolidated subsidiaries for the year ended

- 12 - February 28, 2023 or the interim consolidated financial statements and the related notes thereto of BlackBerry and its consolidated subsidiaries for the three and six months ended August 31, 2023, (B) securities issued in the normal course after August 31, 2023 in connection with the issuance of securities by BlackBerry pursuant to its equity incentive plans or executive inducement equity awards, and (C) as contemplated by this Agreement; and (v) there are no contractual obligations of BlackBerry or any subsidiary to repurchase, redeem or otherwise acquire any outstanding securities or indebtedness of BlackBerry or any subsidiary, except in the case of subsidiaries of BlackBerry, any such obligations entered into in the ordinary course of business that would not individually or collectively result in a Material Adverse Effect. For the purposes of this Agreement, a matter shall be considered to be “publicly disclosed” only to the extent it is disclosed in one of the BlackBerry Public Documents filed on SEDAR prior to the date hereof. (c) Guarantors. Each of the Guarantors are wholly-owned subsidiaries of BlackBerry. (d) Due Authorization. As of the date hereof and as of the Closing Date, the execution, delivery and performance by BlackBerry of this Agreement and the consummation by BlackBerry of the transactions contemplated hereby are within the corporate powers of BlackBerry and have been duly authorized, and no other corporate proceedings on the part of BlackBerry are necessary to authorize the execution, delivery and performance of this Agreement, or the transactions contemplated hereby. This Agreement has been duly executed and delivered by BlackBerry and when duly executed and delivered in accordance with its terms by each of the parties thereto, this Agreement will constitute a legal, valid and binding agreement of BlackBerry enforceable against BlackBerry in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law. (e) Power and Authority. BlackBerry has all requisite power and authority: (i) to enter into and issue and deliver the Debentures in accordance with the provisions of this Agreement and the Underlying Common Shares in accordance with the provisions of the Debentures; and (ii) to carry out all the terms and provisions of the Debentures. The Guarantors each have all requisite power and authority to enter into the Guarantees and carry out all the terms and provisions of the Guarantees. (f) Authorization. The Debentures and the Guarantees constitute legal, valid and binding obligations of BlackBerry and the Guarantors, respectively, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

- 13 - (g) Authorization of Debentures. The issuance of the Debentures by BlackBerry to the Purchasers in accordance with the terms of this Agreement has been authorized by all necessary action of BlackBerry, and upon payment therefor in accordance with this Agreement, the Debentures will be validly issued and outstanding. (h) Authorization of Underlying Common Shares. The issuance of the Underlying Common Shares in accordance with the terms of the Debentures has been authorized by all necessary action of BlackBerry, and upon the conversion, and when issued will be validly issued and outstanding as fully paid and non- assessable Common Shares. (i) BlackBerry Securities. As of the date hereof and as of the Closing Date: (i) no order, ruling or decision granted by a securities commission, court of competent jurisdiction or regulatory or administrative body or other Governmental Authority having jurisdiction is in effect, pending or (to the best of BlackBerry’s knowledge) threatened that restricts any trades in any securities of BlackBerry including any cease trade orders; (ii) the currently issued and outstanding Common Shares are listed and posted for trading on the TSX and the NYSE, the currently issued and outstanding Existing Debentures are listed and posted for trading on the TSX, and BlackBerry is in compliance in all material respects with all of the listing conditions on such exchanges; and (iii) the Debentures to be sold pursuant to this Agreement have been duly authorized for issuance and sale by all necessary action on the part of BlackBerry and, when issued and delivered by BlackBerry against payment of the consideration therefor pursuant to this Agreement will have been validly issued and outstanding and will not have been issued in violation of or subject to any pre-emptive rights or other contractual rights to purchase securities issued by BlackBerry. (j) Governmental Authorization. As of the date hereof and as of the Closing Date, the execution, delivery and performance by BlackBerry of this Agreement and the Debentures or by the Guarantors of the Guarantees, and the consummation by BlackBerry and the Guarantors of the transactions contemplated hereby and thereby require no action by or in respect of, or filing with or approval from, or consent or authorization from any Governmental Authority, other than (i) filings under applicable securities laws (including filings with the TSX and the NYSE); and (ii) any actions or filings the absence of which would not reasonably be expected to materially impair the ability of BlackBerry to complete the Transaction on or prior to the Outside Date. (k) Non-Contravention. As of the date hereof and as of the Closing Date, the execution, delivery and performance by BlackBerry of this Agreement, the Debentures and by the Guarantors of the Guarantees and the consummation by BlackBerry and the Guarantors of the transactions contemplated hereby and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of amalgamation, by-laws or resolutions of the shareholders or directors (or any committee thereof) of BlackBerry or any of its subsidiaries; (ii) assuming compliance with the matters referred to in paragraph (j) above, contravene, conflict with or result in a violation or breach of any provision of any applicable law; or (iii) require any consent or other action by any person under, constitute a default, or an event that, with or without notice or

- 14 - lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which BlackBerry or any of its subsidiaries is entitled under any provision of any material contract to which BlackBerry or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound, with such exceptions, in the case of each of clauses (ii) and (iii) above, as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or adversely affect the ability of BlackBerry to consummate the transactions contemplated hereby on or prior to the Outside Date. (l) Compliance with Laws. BlackBerry and its subsidiaries are and have been in compliance with, and conduct their businesses in conformity with, all applicable laws, except where the failure to be in compliance or conformity would not result in a Material Adverse Effect. BlackBerry is a reporting issuer under the securities laws of each of the provinces of Canada (collectively the “Canadian Jurisdictions”) that recognizes the concept of reporting issuer, is in compliance in all material respects with the applicable securities legislation of the Canadian Jurisdictions, and the respective rules, regulations and written and published policies thereunder, and is not on the list of defaulting reporting issuers maintained by the applicable securities regulatory authority in each such Canadian Jurisdiction that maintains such a list. BlackBerry is subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has filed all reports required under the Exchange Act in the last twelve-month period. (m) Financial Statements. The audited consolidated financial statements and the related notes thereto of BlackBerry and its consolidated subsidiaries for the years ended February 28, 2023 and February 28, 2022 and the interim consolidated financial statements and the related notes thereto of BlackBerry and its consolidated subsidiaries for the three and six months ended August 31, 2023 (the “Financial Statements”) comply in all material respects with the applicable requirements of the Canadian securities laws and present fairly the financial position of BlackBerry and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, and have been prepared in conformity with United States generally accepted accounting principles, in each case applied on a consistent basis throughout the periods covered thereby (except (i) as otherwise indicated in such financial statements and notes thereto, or, in the case of audited statements, in the related report of BlackBerry independent auditors, as the case may be, or (ii) in the case of unaudited interim statements, are subject to nominal period-end adjustments and may omit notes which are not required by applicable laws in the unaudited statements). None of BlackBerry or its subsidiaries has any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Financial Statements, other than liabilities, obligations, or indebtedness or commitments (i) incurred in the normal course of business, (ii) which have been publicly disclosed by BlackBerry, or (iii) which would not or would not reasonably be expected to have a Material Adverse Effect.

- 15 - (n) No Material Adverse Change. Between February 28, 2023 and the date hereof, (i) there has not been any material change in the share capital or long-term debt of BlackBerry, or any dividend or distribution of any kind declared, set aside for payment, paid or made by BlackBerry on any class of shares, or, individually or in the aggregate, a Material Adverse Effect; (ii) neither BlackBerry nor any of its subsidiaries has entered into any transaction or agreement that is material to BlackBerry and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to BlackBerry and its subsidiaries taken as a whole; and (iii) neither BlackBerry nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or Governmental Authority, except in each of clauses (i) through (iii) above as otherwise publicly disclosed by BlackBerry. (o) No Violation or Default. Other than as publicly disclosed by BlackBerry, neither BlackBerry nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default of, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which BlackBerry or any of its subsidiaries is a party or by which BlackBerry or any of its subsidiaries is bound or to which any of the property or assets of BlackBerry or any of its subsidiaries is subject; or (iii) in violation of any laws, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. (p) Legal Proceedings. Except as publicly disclosed by BlackBerry, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which BlackBerry or any of its subsidiaries is or may be a party or to which any property of BlackBerry or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to BlackBerry or any of its subsidiaries, would or would reasonably be expected to have a Material Adverse Effect, and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of BlackBerry, contemplated by any Governmental Authority or threatened by others. (q) Reports. BlackBerry has, in accordance with applicable laws, filed with securities regulatory authorities, the TSX and the NYSE, as applicable, true and complete copies of all forms, reports, schedules, statements, material change reports, circulars, press releases, disclosures relating to options and other stock based incentive plans, prospectuses, other offering documents and all other documents required to be filed by it with securities regulatory authorities (including the SEC), the TSX or the NYSE as applicable since February 28, 2022 (such forms, reports, schedules, statements and other documents, including any financial statements or other documents, including any schedules included therein, are referred to herein as the “BlackBerry Public Documents”). The BlackBerry Public Documents (i) at the time filed did not; (ii) as of the date hereof (taken as a whole after giving effect to all filings made prior to the date hereof), do not; and (iii) as of the Closing Date (taken as a whole after giving effect to all filings made prior to

- 16 - the Closing Date) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading except to the extent that such statements have been modified or superseded by a later-filed company filing. BlackBerry has not filed any confidential material change report with any of the securities regulatory authorities, the TSX, the NYSE or any other self-regulatory authority that remains confidential. (r) Title to Real and Personal Property. Except as publicly disclosed by BlackBerry, BlackBerry and its subsidiaries have good and marketable, in the case of real property, and valid, in the case of personal property, title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are used or held by BlackBerry and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by BlackBerry and its subsidiaries; (ii) would not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iii) have been granted in connection with BlackBerry’s outstanding credit agreements and other applicable debt obligations, in each case as publicly disclosed by BlackBerry. (s) Licenses and Permits. Except as publicly disclosed by BlackBerry, BlackBerry and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Governmental Authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as publicly disclosed by BlackBerry or as would not have a Material Adverse Effect, neither BlackBerry nor any of its subsidiaries has (to the best knowledge of BlackBerry) received any written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. (t) Compliance with Environmental Laws. Except as publicly disclosed by BlackBerry, BlackBerry and its subsidiaries: (i) are in compliance with any and all applicable laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance in all material respects with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (u) Disclosure Controls. BlackBerry and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of

- 17 - the Exchange Act and National Instrument 52-109 - Certification of Disclosure in Issuers’ Annual and Interim Filings (“NI 52-109”)) that are intended to provide reasonable assurance that information required to be disclosed by BlackBerry in its annual filings, interim filings or other reports filed or submitted under the Exchange Act and Canadian securities laws is recorded, processed, summarized and reported within the time periods specified in the SEC’s and Canadian securities authorities’ rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to BlackBerry’s management as appropriate to allow timely decisions regarding required disclosure. BlackBerry and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and as contemplated under NI 52-109. (v) Accounting Controls. BlackBerry and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act and NI 52-109) that comply with the requirements of the Exchange Act and NI 52-109 and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles, including internal accounting controls sufficient to provide reasonable assurance: (i) that transactions are executed in accordance with management’s general or specific authorizations; (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain asset accountability; (iii) that access to assets is permitted only in accordance with management’s general or specific authorization; (iv) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) regarding prevention or timely detection of unauthorized acquisition, use or disposition of BlackBerry’s assets that could have a material effect on BlackBerry’s annual financial statements or interim financial statements. Since the date of the most recent balance sheet of BlackBerry publicly disclosed by BlackBerry, BlackBerry’s auditors and the Audit Committee of the board of directors of BlackBerry have not been advised of: (A) any significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect BlackBerry’s ability to record, process, summarize and report financial information; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in BlackBerry’s internal control over financial reporting. Except as publicly disclosed by BlackBerry, there are no material weaknesses in BlackBerry’s internal controls. (w) Certain Payments. Neither BlackBerry nor any of its subsidiaries nor, to the best knowledge of BlackBerry, any director, officer, agent, employee or other person associated with or acting on behalf of BlackBerry or any of its subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign

- 18 - Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada) or any other anti-corruption laws applicable to BlackBerry or any of its subsidiaries; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except in each case as would not be material to BlackBerry and its subsidiaries, taken as a whole; (v) directly or indirectly, obtained or induced or attempted to so obtain or induce the procurement of this Agreement or any contract, consent, approval, right, interest, privilege or other obligation or benefit related to this Agreement or the Transaction or your other dealings with the Purchasers or their Connected Persons through any violation of law or regulation; or (vi) have not given or agreed to give and shall not give or agree to give to any person, either directly or indirectly, any placement fee, introductory fee, arrangement fee, finder’s fee or any other fee, compensation, monetary benefit or any other benefit, gift, commission, gratification, bribe or kickback, whether described as a consultation fee or otherwise, with the object of obtaining or inducing the procurement of the Transaction or any contract, right, interest, privilege or other obligation or benefit related to the Transaction, except for bona fide fees payable to arm’s length legal, accounting or financial service providers. As used herein, “Connected Persons” means, with respect to a Purchaser: (A) its affiliates; (B) the advisers, agents, representatives and consultants of it and its affiliates; and (C) the directors, officers, partners and employees of it, its affiliates and of its and their advisers, agents, representatives and consultants. (x) Compliance with Money Laundering Laws. The operations of BlackBerry and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) Act (Canada), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which BlackBerry and its subsidiaries are subject (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Authority or body or any arbitrator involving BlackBerry or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of BlackBerry, threatened. (y) No Broker’s Fees. Neither BlackBerry nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against any Purchaser for a brokerage commission, finder’s fee or like payment in connection with the issuance and sale of the Debentures. (z) Independent Accountants. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to BlackBerry and its subsidiaries within the applicable rules and regulations adopted by the Canadian securities regulators and the Public Accounting Oversight Board (United States) and as required by the Securities Act. There has not been any reportable event (within the meaning of National Instrument 51-102 of the Canadian Securities Administrators) with PricewaterhouseCoopers LLP. (aa) Investment Company Act. BlackBerry is not and, after giving effect to the offering and sale of the Debentures and the application of the proceeds thereof

- 19 - as described herein, will not be required to be registered as an “investment company” pursuant to the U.S. Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder. (bb) Taxes. Except as publicly disclosed by BlackBerry, BlackBerry and each subsidiary has timely filed or caused to be filed all tax returns and reports required to have been filed by it and has paid or caused to be paid all taxes required to have been paid by it, except (i) taxes that are being contested in good faith by appropriate proceedings and for which BlackBerry or such subsidiary has set aside on the Financial Statements a reasonable reserve, or (ii) taxes that commenced being contested in good faith by appropriate proceedings during the period after the most recent period covered in the Financial Statements and in which case BlackBerry or such subsidiary has set aside on its books a reasonable reserve for such taxes. In Canada and each of its provinces and territories, there will be no stamp duty, stamp tax or similar indirect taxes upon issuance, redemption or conversion of the Debentures. (cc) Investment Fund. BlackBerry is not, and after giving effect to the offering and sale of the Debentures and the application of the proceeds thereof as described herein will not be, an “investment fund” as that term is used in paragraph (q) of the definition of “accredited investor” in Section 1.1 of NI 45-106. (dd) No Registration. Assuming the accuracy of the Purchasers’ representations and warranties contained in Section 10, no registration under the U.S. Securities Act is required in connection with the offer and sale of the Debentures by BlackBerry to the Purchasers. 12. Indemnification. (a) The representations, warranties and covenants of BlackBerry contained in this Agreement are made by BlackBerry with the intent that they may be relied upon by the Purchasers in entering into this Agreement, determining whether to purchase the Debentures and consummating the transactions contemplated hereby, and BlackBerry covenants and agrees to indemnify and save harmless each Purchaser (and their respective affiliates and their respective shareholders, officers, directors, employees and agents) from and against all (i) civil or administrative penalties arising from violations or alleged violations of applicable laws, (ii) losses, claims, damages, liabilities, costs and expenses, including all amounts paid to settle actions (provided BlackBerry has previously consented to such settlement) or satisfy judgements or awards, and (iii) reasonable legal fees and expenses relating to the above, in each case caused by or arising directly or indirectly by reason of any inaccuracy in or breach by BlackBerry of any representation, warranty or covenant made by BlackBerry under this Agreement. (b) The representations, warranties and covenants of the Purchasers contained in this Agreement are made by the Purchasers with the intent that they may be relied upon by BlackBerry in entering into this Agreement, determining whether to issue the Debentures and consummating the transactions contemplated hereby, and the Purchasers covenant and agree to indemnify and save harmless BlackBerry (and its affiliates and their respective shareholders, officers, directors, employees and agents) from and against all (i) civil or administrative penalties arising from

- 20 - violations or alleged violations of applicable laws, (ii) losses, claims, damages, liabilities, costs and expenses, including all amounts paid to settle actions (provided the Purchasers have previously consented to such settlement) or satisfy judgements or awards, and (iii) reasonable legal fees and expenses relating to the above, in each case caused by or arising directly or indirectly by reason of any inaccuracy in or breach by such Purchaser of any representation, warranty or covenant made by such Purchaser under this Agreement. 13. Survival of Representations, Warranties and Covenants. The Purchasers and BlackBerry agree that the representations and warranties made by each of them in this Agreement, including pursuant to Sections 10 and 11 of this Agreement, and in any certificate delivered pursuant hereto, shall survive until the end of the second anniversary of the Closing Date; provided, however, that the representations and warranties set forth in Sections 10(a), 10(b), 10(d), 11(a), 11(b), 11(c), 11(d) and 11(f) shall survive indefinitely. The Purchasers and BlackBerry agree that unless required to be performed on or prior to the Closing Date or unless otherwise expressly set forth herein, the covenants made pursuant hereto shall survive indefinitely. For greater certainty, the Purchasers and BlackBerry each acknowledge and agree that in the event of a breach or threatened breach of its covenants hereunder, the harm suffered would not be compensable by monetary damages alone and, accordingly, in addition to other available legal or equitable remedies, each non-breaching party shall be entitled to apply for an injunction or specific performance with respect to such breach or threatened breach, without proof of actual damages (and without the requirement of posting a bond, undertaking or other security), and each of the Purchasers and BlackBerry agree not to plead sufficiency of damages as a defence in such circumstances. 14. Governing Law. The Purchasers and BlackBerry agree that this Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the Purchasers and BlackBerry irrevocably attorns and submits to the non-exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum. 15. Notices. Any notice, direction or other communication given pursuant to this Agreement (each a “Notice”) must be in writing, sent by personal delivery, courier, or email and addressed: if to a Purchaser: See Schedule A for notice information for the Purchasers if to BlackBerry: BlackBerry Limited 2200 University Avenue East Waterloo, Ontario Canada N2K 0A7 Attention: Phil Kurtz Email: [Redacted]

- 21 - with a copy to: Torys LLP Suite 3000, 79 Wellington Street W. Toronto, Ontario M5K 1N2 Attention: Glen Johnson Email: grjohnson@torys.com Fax: 416.865.7380 Any Notice, if personally delivered or couriered, shall be deemed to have been validly and effectively given and received on the date of such delivery to the recipient, if delivered before 5:00 p.m. on a Business Day in the place of delivery, or the Business Day in the place of delivery, if not delivered on a Business Day or if sent after 5:00 p.m., and if sent by email, shall be deemed to have been validly and effectively been given and received on the Business Day next following the day it was transmitted. Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 15. 16. Assignment. The Purchasers and BlackBerry agree that neither the Purchasers nor BlackBerry may assign or transfer this Agreement or any of the rights or obligations under it without the prior written consent of the other parties. Notwithstanding the foregoing, the Purchasers shall be entitled to assign their rights under this Agreement without the consent of BlackBerry to any affiliates of such Purchaser that agree to be bound by all of the covenants of such Purchaser contained herein and comply with the provisions of this Agreement and deliver to BlackBerry a duly executed undertaking to such effect in form and substance satisfactory to BlackBerry, acting reasonably, and provided that any such assignment shall not relieve such Purchaser of any of its obligations hereunder and shall not provide subscription rights to such affiliates that are greater in aggregate than those held by such Purchaser. 17. Announcements. Other than the press releases with respect to the Transaction issued by BlackBerry in connection with the execution of this Agreement and the Closing of the Transaction contemplated by this Agreement, the Purchasers and BlackBerry agree that during the period up to and including the Closing, no press release, public statement or announcement or other public disclosure (a “Public Statement”) with respect to this Agreement or the Transaction may be made except with the prior written consent and joint approval of BlackBerry and the Purchasers or if required by law or a Governmental Authority, and that where the Public Statement is required by law or a Governmental Authority, the person required to make the Public Statement will use reasonable commercial efforts to obtain the approval of the others as to the form, nature and extent of the disclosure. 18. Entire Agreement. The Purchasers and BlackBerry agree that this Agreement, contain, for good and valuable consideration, the entire agreement of the Purchasers and BlackBerry relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Agreement may not be amended or modified in any respect except by written instrument executed by each of the Purchasers and BlackBerry.

- 22 - 19. Expenses. Subject to the provisions of Section 6(2)(c), the Purchasers and BlackBerry agree that all costs and expenses (including the fees and disbursements of legal counsel and other professional advisors) incurred in connection with this Agreement and the transactions contemplated herein shall be paid by the party incurring such expenses. 20. Enurement. The Purchasers and BlackBerry agree that this Agreement is binding upon and enures to the benefit of each of the Purchasers and BlackBerry and their respective successors and assigns. 21. Severability. The Purchasers and BlackBerry agree that if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct. 22. Interpretation. The Purchasers and BlackBerry agree that in this Agreement: (a) “including” means including without limitation; (b) words importing the singular number only shall include the plural and vice versa and words importing any gender shall include all genders; (c) if a word or phrase is defined, its other grammatical forms have a corresponding meaning; (d) the division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect the Agreement’s interpretation; (e) all amounts in this Agreement referred to by “$” or “U.S.$” mean United States currency; (f) “Business Day” means any day other than a Saturday, Sunday or any day on which banks are generally not open for business in the City of Toronto. In the event that any action is required or permitted to be taken under this Agreement on or by a date that is not a Business Day, such action may be taken on or by the Business Day immediately following such date; (g) “Closing” and “Closing Date” have the meanings ascribed to those terms in Section 5 hereof; (h) “Common Shares” means the common shares in the capital of BlackBerry;

- 23 - (i) “Guarantors” means each of BlackBerry Corporation and BlackBerry UK Limited and any other Person (as defined in the Debentures) who from time to time guarantees the obligations of BlackBerry under Specified Senior Indebtedness (as defined in the Debentures); (j) “Guarantees” means the guarantees contemplated by the Debentures to be executed and delivered by the Guarantors in substantially the form contemplated by the Debentures; (k) “Material Adverse Effect” means any fact, circumstance, change, event, occurrence or effect that, individually or in the aggregate is, or would reasonably be expected to be, materially adverse to the business, assets, condition (financial or otherwise), liabilities or results of operations of BlackBerry and its subsidiaries taken as a whole, provided that, none of the following will constitute or be taken into account in determining whether a “Material Adverse Effect” has occurred or could occur: (i) any change in United States generally accepted accounting principles; (ii) any adoption, proposal, implementation or change in applicable law or any interpretation thereof by any Governmental Authorities; (iii) any change in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in general economic, business, regulatory, political or market conditions or in national or global financial or capital markets; (iv) any pandemic, earthquake, hurricane, tornado or other natural disaster; and (v) any action taken by the BlackBerry or any of its subsidiaries which is required pursuant to the Agreement; provided, however, that with respect to clauses (i), (ii), (iii) and (iv) of this definition, such matter does not have a materially disproportionate effect on BlackBerry and its subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industries in which BlackBerry and/or its subsidiaries operate; (l) for purposes of this Agreement, it shall in each case be a question of fact as to whether two persons are dealing “at arm’s length” in connection with securities of BlackBerry, and without limitation: (i) a person will not be considered to be dealing not at arm’s length with another person solely because it is under common ownership with such person; (ii) persons who are affiliates of each other will be presumed not to deal at arm’s length; (iii) persons who are acting jointly or in concert with one another in connection with securities of BlackBerry are not dealing at arm’s length; (iv) where one or more persons is controlling in fact the actions of another person in connection with securities of BlackBerry, then such persons are not dealing at arm’s length; and (v) where two or more persons are, directly or indirectly, acting under the common direction of a single person in connection with securities of BlackBerry, then such persons are not dealing at arm’s length; (m) the term “person” is to be broadly interpreted and includes an individual, a natural person, a firm, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity;

- 24 - (n) a person is deemed to be an “affiliate” of another person if one is a subsidiary of the other, or if both are subsidiaries of the same person, or if each of them is controlled by the same person; (o) a person is deemed to be a “subsidiary” of another person if it is controlled directly or indirectly by that person, and includes a subsidiary of that subsidiary; and (p) “control” means control in any manner that results in control in fact, whether directly through the ownership of securities or indirectly through a trust, an agreement or arrangement or otherwise. 23. Further Assurances. Each of the parties upon the request of the other, whether before or after Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein. 24. Time of Essence. The Purchasers and BlackBerry agree that time is of the essence in this Agreement. 25. Counterparts. The Purchasers and BlackBerry agree that this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or electronic form and the parties may rely on delivery by electronic delivery of an executed copy of this Agreement. 26. Acceptance. If the foregoing accurately reflects your understanding of our agreement, please sign in the space provided below and return it to us by no later than 3:00 p.m. on November 13, 2023, failing which it shall immediately become null and void. [Signature pages follow]

[Signature page to Subscription Agreement] ALLIED WORLD INSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer ALLIED WORLD SPECIALTY INSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer UNITED STATES FIRE INSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer THE NORTH RIVER INSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer FEDERATED INSURANCE COMPANY OF CANADA, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer

- 26 - NORTHBRIDGE GENERAL INSURANCE CORPORATION, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer ODYSSEY REINSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer HUDSON INSURANCE COMPANY, by its investment manager, HAMBLIN WATSA INVESTMENT COUNSEL LTD. by: /s/ Peter Clarke Name: Peter Clarke Title: Chief Risk Officer

[Signature page to Subscription Agreement] Agreed as of this 13th day of November, 2023 BLACKBERRY LIMITED by: /s/ Steve Rai Name: Steve Rai Title: Chief Financial Officer

SCHEDULE A PURCHASERS

SCHEDULE B FORM OF DEBENTURES